FOR IMMEDIATE RELEASE
For more information, call:
Kathleen Lang
Marketing Communications
856-206-4725

klang@medquist.com

MedQuist Announces Appointment of Brian O’Donoghue and Mark E. Schwarz
to its Board of Directors

Mount Laurel, NJ, December 10, 2007 – MedQuist Inc. (Pink Sheets: MEDQ.PK) today announced the appointment of Brian O’Donoghue and Mark E. Schwarz as independent members of its board of directors effective December 7, 2007.  Each of Messrs. O’Donoghue and Schwarz are affiliated with significant shareholders of MedQuist other than MedQuist’s majority shareholder, Koninklijke Philips Electronics N.V.

Mr. O’Donoghue is a founder and, since 2005, managing member of Arklow Capital, LLC, a private investment management company. Mr. O’Donoghue served as the General Counsel and Senior Vice President of Viewpoint Corporation, a publicly traded internet marketing and software company from 2000 to 2005. Before joining Viewpoint in 2000, he was an associate in the Global Corporate Finance and Financial Restructuring groups of the New York law firm Milbank, Tweed, Hadley & McCloy LLP specializing in finance and securities, mergers and acquisitions, public and private offerings, and restructurings and reorganizations.

Mr. Schwarz has served, directly or indirectly through entities he controls, as the sole general partner of Newcastle Partners, L.P. since 1993. He has also served as the President and sole Managing Member of Newcastle Capital Group, L.L.C., the general partner of Newcastle Capital Management, L.P. since 2000. Mr. Schwarz presently serves as Chairman of the boards of directors of the following publicly held companies: Hallmark Financial Services, Pizza Inn, Inc., Bell Industries and New Century Equity Holdings Corp. In addition, Mr. Schwarz is a director of Nashua Corporation and SL Industries, Inc.

On November 9, 2007, MedQuist announced the resignation of its three former independent directors following the timely filing on November 8, 2007 by the Company with the Securities and Exchange Commission (SEC) of its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2007. In October 2007, the Company became current in its SEC filings for the first time since its Form 10-Q for the fiscal quarter ended September 30, 2003, and the Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2007 was the Company’s first timely quarterly or annual filing since 2003.

MedQuist filed a preliminary proxy statement with the SEC on December 7, 2007 indicating that Messrs. O’Donoghue and Schwarz have been nominated for election as a director at an upcoming annual meeting of shareholders. The Company anticipates that the annual meeting will occur on December 31, 2007.

NOTICE TO SHAREHOLDERS:

In connection with the Company’s upcoming annual meeting of shareholders, the Company filed preliminary proxy statements with the Securities and Exchange Commission (SEC) on November 20, 2007 and December 7, 2007, and may potentially file in the future other relevant documents concerning the annual meeting with the SEC. BEFORE MAKING ANY DECISION REGARDING ANY OF THE BUSINESS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING, SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders can obtain free copies of the proxy statements and other documents when they become available by contacting Investor Relations, MedQuist Inc., 1000 Bishops Gate Blvd., Suite 300, Mt. Laurel, NJ 08054. In addition, documents filed with the SEC will be available at no charge on the SEC’s website at www.sec.gov. The Company and its executive officers and directors may, under SEC rules, be deemed to be participants in the solicitation of proxies from shareholders of the Company in connection with the upcoming annual meeting. Certain information about such individuals (including their ownership of shares of the Company’s common stock) is set forth in the Company’s Form 10-K for the year ended December 31, 2006, which is available free of charge from the SEC and the Company as indicated above.

About MedQuist:

MedQuist is a leading provider of clinical documentation workflow solutions in support of the electronic health record. MedQuist provides electronic medical transcription, health information and document management products and services, including digital dictation, speech recognition, Web- based transcription, electronic signature, medical coding, mobile dictation devices, and outsourcing services.

Disclosure Regarding Forward-Looking Statements:

Some of the statements in this press release constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are not historical facts but rather are based on the Company’s current expectations, estimates and projections regarding the Company’s business, operations and other factors relating thereto. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates” and similar expressions are used to identify these forward-looking statements. The forward-looking statements contained in this press release include, without limitation, statements about the timing of the Company’s annual meeting of shareholders. These statements are only predictions and as such are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, including, without limitation, the risk that the Company’s annual meeting of shareholders does not occur prior to December 31, 2007. For a discussion of these risks, uncertainties and assumptions, any of which could cause our actual results to differ from those contained in the forward-looking statement, see the section of MedQuist Annual Report on Form 10-K for the year ended December 31, 2006, entitled “Risk Factors” and discussions of potential risks and uncertainties in MedQuist’s subsequent filings with the SEC.